SP Funds 2050 Target Date Fund
Schedule of Investments
July 31, 2024 (Unaudited)
EXCHANGE TRADED FUNDS - 70.8%	Shares	Value
SP Funds S&P 500 Sharia Industry Exclusions ETF (a)(b)	2	$80
SP Funds S&P Global Technology ETF (a)(b)	3	80
SP Funds S&P World (ex-US) ETF (b)	1	22
TOTAL EXCHANGE TRADED FUNDS (Cost $195)		182

TOTAL INVESTMENTS - 70.8% (Cost $195)		182
Other Assets in Excess of Liabilities - 29.2%		75
TOTAL NET ASSETS - 100.0%		$257

Percentages are stated as a percent of net assets. ETF – Exchange Traded Fund

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated company as defined by the Investment Company Act of 1940.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The SP Funds 2050 Target Date Fund (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

SP Funds 2050 Target Date Fund:

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$182	$–	$–	$182
Total Assets	$182	$–	$–	$182

Transactions with affiliated companies during the period ended July 31, 2024 are as follows:

Security Name	Market Value as of October 31, 2023	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of July 31, 2024	Share Balance as of July 31, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
SP Funds S&P 500 Sharia Industry Exclusions ETF	$ -	$ 84	$ -	$ -	$ -	$ 80	2	$ -	$ (4)	$ -
SP Funds S&P Global Technology ETF	-	87	-	-	-	80	3	-	(7)	-
SP Funds S&P World ex-US ETF	-	24	-	-	-	22	1	-	(2)	-
	$ -	$ 195	$ -	$ -	$ -	$ 182	6	$ -	$ (13)	$ -